                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of Report (Date of Earliest
                       Event Reported): October 14, 1999




                              MAXXIM MEDICAL, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)



          Texas                         0-18208                 76-0291634
          -----                         -------                 ----------
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)          Identification No.)





         10300 49th Street North
           Clearwater, Florida                                     33762
           -------------------                                     -----
(Address of principal executive offices)                         (Zip Code)




Registrant's telephone number, including area code:       727-561-2100
                                                   ----------------------------







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ITEM 5.  OTHER EVENTS.

         On October 14, 1999, Maxxim Medical issued a press release announcing the results of its consent solicitation relating to the amendment of the indenture governing its outstanding 10-1/2% Senior Subordinated Notes due 2006 (the "Notes"), a copy of which is attached hereto as Exhibit 99.1. On October 15, 1999, Maxxim Medical issued a press release announcing the determination of the price to be paid for the Notes in its tender offer for such Notes, a copy of which is attached hereto as Exhibit 99.2.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Financial Statements of Businesses Acquired.

              None.

         (b)  Pro Forma Financial Information.

              None.

         (c)  Exhibits.


       Exhibit
        Number                    Exhibit Description
        ------                    -------------------

         99.1           Press Release, dated October 14, 1999
         99.2           Press Release, dated October 15, 1999.




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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  MAXXIM MEDICAL, INC.



                                  By: /s/ Peter M. Graham
                                     -----------------------------------------
                                          Peter M. Graham
                                          Senior Executive Vice President,
                                          Secretary and Chief Operating Officer

Dated: October 15, 1999




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                                 EXHIBIT INDEX

       Exhibit
        Number                  Exhibit Description
        ------                  -------------------
         99.1           Press Release, dated October 14, 1999
         99.2           Press Release, dated October 15, 1999.




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